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                                                                    EXHIBIT 10.2

                                 METALICO, INC.

                           SECOND AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

      This Second Amended and Restated Registration Rights Agreement dated as of May ___, 2004 (this "Agreement"), among Metalico, Inc., a Delaware corporation (the "Company"), and the Persons executing a counterpart of this Agreement listed as Holders on the signature pages of this Agreement. This Agreement amends and restates in its entirety that certain Amended and Restated Registration Rights Agreement dated as of May 31, 2001 by and among the Company and the Holders.

                              PRELIMINARY STATEMENT

      Pursuant to that certain Exchange Agreement of even date herewith among the Company and the Holders (the "Exchange Agreement"), the Holders are exchanging their shares of existing preferred stock in the Company for shares of Preferred.

      To induce the Holders to consummate the transactions contemplated by the Exchange Agreement and in consideration of the mutual representations and agreements set forth in this Agreement, the Company and the Holders agree as follows:

                                    AGREEMENT

      SECTION 1. Definitions.

      As used in this Agreement, the following terms shall have the following meanings:

      "Affiliate" means any entity controlling, controlled by or under common control with a designated Person. For the purposes of this definition, "control" shall have the meaning specified as of the date of this Agreement for that word in Rule 405 promulgated by the Commission under the Securities Act.

      "Board" means the Board of Directors of the Company.

      "Common" means the Company's Common Stock, $.001 par value per share.

      "Commission" means the Securities and Exchange Commission, and any successor thereto.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Holders" means (a) holders as of the date of this Agreement of Registrable Common, each of whom is a party to this Agreement, and (b) any subsequent legal or beneficial owner of Registrable Common who has become a party to this Agreement in accordance with Section 12 of this Agreement.

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      "Investors" means Apex Investment Fund III, LP, a Delaware limited partnership; Apex Strategic Partners, LLC, a Delaware limited liability company; Infrastructure & Environmental Private Equity Fund III, LP; a Delaware limited partnership; Environmental & Information Technology Private Equity Fund III, a civil partnership with limitation of liability established under the laws of the Federal Republic of Germany; The Productivity Fund III, L.P., a Delaware limited partnership; RFE Investment Partners V, L.P., a Delaware limited partnership; Seacoast Capital Partners Limited Partnership, a Delaware limited partnership; Argentum Capital Partners, L.P., a Delaware limited partnership; Argentum Capital Partners II, L.P., a Delaware limited partnership; Kitty Hawk Limited Partnership IV, a Delaware limited partnership; and United Alloys and Steel Corp.

      "Management Holders" means Carlos Aguero, Dankris Holdings, LLC, Michael Drury, and Eric Finlayson.

      "Person" means an individual, partnership, corporation, business trust, limited liability company, joint stock company, trust, unincorporated association, joint venture, or other entity of whatever nature.

      "Preferred" means (a) the outstanding shares of the Company's Preferred Stock, $.001 par value, and (b) any Securities issued as a dividend or other distribution with respect to, or in replacement of, any such shares of Preferred Stock except shares of Registrable Common.

      "Registrable Common" means (a) any shares of Common then outstanding which were issued upon conversion of Preferred; (b) any shares of Common then issuable upon conversion of then-outstanding Preferred; (c) any shares of Common then outstanding which were issued as, or were issued directly or indirectly upon the conversion of other Securities issued as, a dividend or other distribution with respect to, or in replacement of, Preferred or other Registrable Common; (d) any shares of Common then issuable directly or indirectly upon the conversion or exercise of other Securities issued as a dividend or other distribution with respect to, or in replacement of, Preferred or other Registrable Common; and (e) any other shares of Common then outstanding which are issued in the name of a Holder or a permitted assignee of a Holder (provided such assignee has become party to this Agreement in accordance with Section 12 below); provided, however, that outstanding shares of Common shall no longer be Registrable Common when they shall have been (i) effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration, or (ii) sold to the public pursuant to Rule 144.

      "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any successor Rule thereto.

      "Securities" means any debt or equity securities of the Company, whether now or hereafter authorized, and any instrument convertible into, or exercisable or exchangeable for, Securities or a Security.

      "Securities Act" means the Securities Act of 1933, as amended.

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      "Short Form" means Form S-2 or Form S-3 under the Securities Act, and any other form promulgated after the date of this Agreement applicable in circumstances substantially comparable to either of those forms, regardless of its designation.

      SECTION 2. REGISTRATIONS ON LONG FORMS.

      2.1 By a written notice to the Company at any time after six (6) months after the effective date of the first registration statement filed by the Company covering a public offering of its Securities, the Investors owning at least 50% of the Registrable Common issued and issuable to Investors may from time to time request that the Company register any Registrable Common specified in the notice, under the Securities Act and under other relevant securities laws, for disposition in accordance with methods stated in the notice.

      2.2 When it receives a registration notice under Section 2.1, the Company shall promptly deliver a copy of the registration notice to each Holder who is not a party to the registration notice, each of whom may then specify, by prompt notice to the Company, a number of shares of Registrable Common held by or issuable to it which it wishes to include in any registration pursuant to the registration notice under Section 2.1.

      2.3 When it receives a registration notice under Section 2.1, the Company shall use its best efforts (a) to file a registration statement under the Securities Act as soon as practicable, and in any event within sixty (60) days of the receipt of such request, and (b) to effect the registration under the Securities Act of Registrable Common specified in the registration notice under
Section 2.1 and subsequent notices under Section 2.2 that are received within twenty (20) days after the mailing of the notices under Section 2.2, all to the extent requisite to permit disposition by such Investors in accordance with the intended methods of disposition described in the registration notice.

      SECTION 3. REGISTRATIONS ON SHORT FORMS.

      3.1 If at any time the Company is a registrant entitled to use a Short Form to register Registrable Common, Holders of at least 50% of the Registrable Common may, by a written notice to the Company, request that the Company register such Holder's Registrable Common specified in the notice on a Short Form.

      3.2 When it receives a notice under this Section 3, the Company shall use its best efforts to effect the expeditious registration under the Securities Act, on the Short Form specified in the notice, of Registrable Common specified in the notice.

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      SECTION 4. INCIDENTAL REGISTRATION. The Company shall give at least sixty
(60) days' advance written notice to each Holder of the Company's intention to register any of its Securities under the Securities Act. Each Holder may then specify, by prompt notice to the Company, a number of shares of Registrable Common held by it which it wishes to include in the Company's proposed registration. Subject to the market cutback limitations of Section 9, the Company will use its best efforts to effect the registration under the Securities Act of Registrable Common specified by Holders under this Section 4.

      SECTION 5. LIMITATIONS ON REGISTRATION RIGHTS. Notwithstanding any contrary provisions of this Agreement:

      (a) the Company shall not be required to effect more than two (2) registrations pursuant to Section 2 (provided, however, that a demand for registration shall not count as a registration permitted pursuant to Section 2 under this clause (a) if either (i) the registration statement filed with respect to such registration is not declared effective by the Commission, or
(ii) the Holders requesting registration of Registrable Common under Sections
2.1 and 2.2 do not register and sell at least 90% of the Registrable Common they have requested be registered in such registration for reasons other than their voluntary decision not to do so); and

      (b) Section 4 shall not apply to a registration effected solely to implement an employee benefit plan or to any other form or type of registration which does not permit inclusion of Registrable Common pursuant to Commission rule or practice; and

      (c) the Company shall be permitted to delay effecting a registration pursuant to Section 2 for up to 180 days after receipt of a registration notice from the Investors if and for so long as the Company reasonably believes such registration would interfere with a material acquisition, provided such delay may only be implemented once.

      SECTION 6. REGISTRATION PROCEDURES.

      6.1 Whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Common under the Securities Act, the Company will, as expeditiously as possible:

      (a) in the case of a registration required under Section 2, engage the underwriters recommended by the Chief Executive Officer of the Company and approved by majority vote of the Board;

      (b) before filing each registration statement or prospectus or amendment or supplement thereto with the Commission, furnish counsel for the sellers with copies of all such documents proposed to be filed, which shall be subject to the reasonable approval of such counsel;

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      (c) prepare and file with the Commission a registration statement with respect to such Registrable Common and use its best efforts to cause such registration statement to become and remain effective for the period provided in
Section 6.2;

      (d) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Common covered by such registration statement in accordance with the intended methods of disposition set forth in such registration statement;

      (e) prepare and promptly file with the Commission, and notify each seller of such Registrable Common immediately after the filing of, such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, during such periods as a prospectus relating to such Securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and notify each seller immediately after its discovery of such event;

      (f) furnish to the underwriters and each seller of such Registrable Common such numbers of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such underwriters or seller may reasonably request in order to facilitate the disposition of the Registrable Common subject to such registration statement in accordance with such registration statement;

      (g) use its best efforts to register or qualify any Registrable Common covered by such registration statement under the securities or blue sky laws of such jurisdictions within the United States of America as the seller or the underwriters reasonably request, and to take any other acts which a seller or the underwriters may reasonably request under such securities or blue sky laws to enable the consummation of the disposition in such jurisdictions of such Registrable Common (provided, however, that the Company may not be required under this Agreement (i) to qualify generally to do business as a foreign corporation in any jurisdiction in which it would not otherwise be required to qualify, or (ii) to subject itself to taxation in any such jurisdiction, or
(iii) to consent to general service of process in any such jurisdiction);

      (h) provide a transfer agent and registrar for all Registrable Common sold under the registration not later than the effective date of the registration statement;

      (i) use its best efforts to cause all Registrable Common sold under the registration to be listed on each securities exchange or to be qualified and eligible for trading in any automated

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quotation system, if any, on which similar Securities issued by the Company are then listed or traded or, if no such listing or qualification has then occurred, to cause such Securities to be so listed or qualified on an exchange or in a trading system that is reasonably acceptable to the Holders of Registrable Common;

      (j) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the underwriters, if any, or the Holders of more than 50% of the Registrable Common being sold reasonably request in order to expedite or facilitate the disposition of such Registrable Common (including, without limitation, effecting a stock split or a combination of shares); and

      (k) make available for inspection by the sellers of Registrable Common, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller or underwriter in connection with such registration statement, all subject to such limitations as the Company reasonably deems appropriate in order to protect the Company's confidential or proprietary information.

      6.2 Notwithstanding any contrary provision of this Section 6, the Company shall only be required to use its best efforts to maintain the effectiveness of any registration statement for a period of 180 days or until the sellers have sold or otherwise disposed of their Registrable Common registered under such registration statement, whichever is earlier.

      6.3 It shall be a condition precedent to the inclusion of the Registrable Common of any Holder in a registration effected pursuant to this Agreement that such Holder shall (a) furnish to the Company such information regarding such Holder, the Registrable Common of such Holder to be registered and the intended method of disposition of such Registrable Common, and (b) execute such indemnities, underwriting agreements, lockups (as required by Section 10) and other documents as the Company or the managing underwriter shall reasonably request in order to satisfy the requirements applicable to such registration.

      SECTION 7. EXPENSES. The Company shall pay all expenses incurred in effecting all registrations of Registrable Common provided for in Sections 2, 3 and 4 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single counsel for the sellers selected by the Holders (such counsel's fees and disbursements not to exceed $25,000), underwriting expenses other than discounts and commissions, expenses of any audits incident to or required by any such registration, and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to
Section 6.1(g) of this Agreement.

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      SECTION 8. INDEMNIFICATION.

      8.1 In the event of any registration of any of its Registrable Common under the Securities Act pursuant to this Agreement, the Company agrees, to the extent permitted by law, to indemnify and hold harmless each seller of Registrable Common, and each Affiliate of such seller, against any losses, claims, damages or liabilities, joint or several, arising out of or based upon:

      (a) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus contained therein, or any Securities being registered, or any amendment or supplement thereto, or

      (b) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, claim, damage or liability is:

      (x) caused by or contained in any information furnished in writing to the Company by such seller expressly for use in connection with such registration, or

      (y) caused by such seller's failure to deliver a copy of the registration statement or prospectus or any amendment or supplement thereto as required by the Securities Act or the rules or regulations thereunder, or

      (z) caused by the use of a prospectus or preliminary prospectus or any amendment or supplement thereto after receipt of notice from the Company that it should no longer be used.

In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to the sellers of Registrable Common. The Company shall reimburse each Person indemnified pursuant to this Section 8.1 in connection with investigating or defending any loss, claim, damage, liability or action indemnified against. The reimbursements required by this Section 8.1 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred. The indemnities provided pursuant to this Section 8.1 shall remain in force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive transfer of Registrable Common by a seller.

      8.2 In the event of any registration of any Registrable Common under the Securities Act pursuant to this Agreement, each Holder agrees to furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement or prospectus in connection with the registration or any amendment or supplement thereto.

      8.3 To the extent permitted by law, and subject to the limitation set forth in the last

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sentence of this Section 8.3, each Holder which is a seller of Registrable
Common in a registration pursuant to this Agreement agrees severally and not jointly to indemnify and hold harmless the Company, its directors and officers, each other seller of Securities in such registration, each Affiliate of each such other seller, and each Affiliate of the Company, against:

      (a) any losses, claims, damages or liabilities, joint or several, arising out of or based upon:

      (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus contained therein, or any Securities being registered, or any amendment or supplement thereto, or

      (ii) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading,

      but only insofar as any such loss, claim, damage or liability is caused by or contained in any information furnished in writing to the Company by the indemnifying seller expressly for use in connection with such registration, and excluding any such loss, claim, damage or liability which is caused by or contained in such statements, or caused by such omissions, based upon the authority of an expert as defined in the Securities Act (but only if the indemnifying seller had no grounds to believe, and did not believe, that the statements made on the authority of an expert were untrue or that there was an omission to state a material fact); and

      (b) any losses, claims, damages or liabilities, joint or several, arising out of or based upon any failure by such seller to deliver a copy of the registration statement or prospectus or any amendment or supplement thereto as required by the Securities Act or the rules or regulations thereunder.

In connection with an underwritten offering, each seller will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to the Company and other sellers. Each seller shall reimburse each Person indemnified pursuant to this Section 8.3 in connection with investigating or defending any loss, claim, damage, liability or action indemnified against. The reimbursements required by this Section 8.3 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred. The indemnities provided pursuant to this Section 8.3 shall remain in force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive transfer of Registrable Common by an indemnifying seller, and transfer of other Securities by any other indemnified seller. Notwithstanding any contrary provision of this Agreement, however, the liability under this Section 8 of each Holder which is a seller of Registrable Common shall be limited in the aggregate, with respect to the claims of all

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indemnified Persons taken as a whole, not to exceed the amount of proceeds to the indemnifying seller from the sale of the Registrable Common sold by the indemnifying seller.

      8.4 Indemnification similar to that specified in Sections 8.1 and 8.3 (with such modifications as shall be appropriate) shall be given by the Company and each Holder of any Registrable Common covered by any registration or other qualification of Securities under any federal or state securities law or regulation other than the Securities Act with respect to any such registration or other qualification effected pursuant to this Agreement.

      8.5 In the event the Company or any Holder receives a complaint, claim or other notice of any loss, claim or damage, liability or action, giving rise to claim for indemnification under this Section 8, the Person claiming indemnification shall promptly notify the Person against whom indemnification is sought of such complaint, notice, claim or action, and such indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action. The Person claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Person against whom indemnification is sought (unless the Person claiming indemnification reasonably believes that the ability of the counsel defending such action to defend such Person's interests therein is affected adversely and materially by a conflict of interest) and the indemnifying Person shall not be obligated to indemnify any Person for any settlement of any claim or action effected without the indemnifying Person's consent, which consent will not be unreasonably withheld.

      SECTION 9. MARKETING RESTRICTIONS.

      9.1 If:

      (a) a registration is to be made pursuant to a registration notice under
Section 2, and (b) the offering proposed to be made is to be an underwritten public offering, and (c) in the opinion of the managing underwriters of such public offering, the total amount of Securities to be included in such offering would exceed the maximum number of shares of Common which can be marketed without otherwise materially and adversely affecting such offering, then the rights of the Holders to participate in such offering shall be in the following order of priority:

            First: the Holders shall be entitled to participate in such offering pro rata among themselves in accordance with their respective aggregate cost basis of the shares of Registrable Common which each such Holder shall have requested to be registered until each such Holder has had the opportunity to sell a number of shares of Registrable Common equal to such cost basis divided by the offering price; and then

            Second: the Holders shall be entitled to participate in such offering pro rata among themselves in accordance with the remaining number of shares of Registrable Common which each such Holder shall have requested to be registered; and then

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            Third: if such maximum number of shares of Common exceeds the aggregate number of shares of Registrable Common that all such Investors shall have requested be registered, all holders of other Securities having the right to include such Securities in such registration shall be entitled to participate pro rata in accordance with the number of shares proposed to be registered by them or otherwise allocated as they may agree;

      and no Securities (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition by any Holder in a transaction which would require registration under the Securities Act until the expiration of 180 days after the effective date of the registration statement filed in connection with such registration or such earlier time consented to by the managing underwriter.

      9.2 If:

      (a) a registration is to be made pursuant to a registration notice under
Section 3 or a Holder requests registration under Section 4 of this Agreement, and

      (b) the offering proposed to be made is to be an underwritten public offering, and

      (c) in the opinion of the managing underwriters of such public offering, the total amount of Securities to be included in such offering would exceed the maximum number of shares of Common which can be marketed without otherwise materially and adversely affecting such offering, then the rights of the Holders, of the holders of other Securities having the right to include Common in such registration and of the Company to participate in such offering shall be in the following order of priority:

            First: the Company shall be entitled to include such shares of Common as it wishes to include in the offering; provided that the Company shall not be entitled to include Securities in an offering effected pursuant to Section 3 hereof unless and until all Registrable Common that the Holders desire to include in such offering has been so included pursuant to this Agreement, and provided further that the Company may assign to Persons (other than Holders) holding Common the right to include such Persons' Common in the offering, up to a maximum of 10% of the Common otherwise proposed to be included by the Company under this paragraph First; and then

            Second: the Holders shall be entitled to participate in such offering pro rata among themselves in accordance with their respective aggregate cost basis of the shares of Registrable Common which each such Holder shall have requested to be registered until each such Holder has had the opportunity to sell a number of shares of Registrable Common equal to such cost basis divided by the offering price; and then

            Third: the Holders shall be entitled to participate in such offering pro rata among themselves in accordance with the remaining number of shares of Registrable Common which each such Holder shall have requested to be registered; and then

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            Fourth: if such maximum number of shares of Common exceeds the aggregate number of shares of Registrable Common that all such Holders shall have requested be registered, all holders of other Securities having the right to include such Securities in such registration shall be entitled to participate pro rata in accordance with the number of shares proposed to be registered by them or otherwise allocated as they may agree;

and no Securities (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition by any Holder in a transaction which would require registration under the Securities Act until the expiration of 180 days after the effective date of the registration statement filed in connection with such registration or such earlier time consented to by the managing underwriter.

      9.3 In connection with any offering involving an underwriting of Registrable Common pursuant to Section 4 of this Agreement, the Company shall not be required to include any of the Registrable Common of a Holder in such offering unless such Holder agrees to the terms of the underwriting agreed to between the Company and the underwriter or underwriters selected by the Company.

      SECTION 10. LOCKUP AGREEMENT. Each Holder agrees in connection with any registration of any of the Securities that, upon the request of the Company or the underwriters managing any underwritten offering of the Securities, such Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Securities (other than the Securities included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify.

      SECTION 11. COMPLIANCE WITH RULE 144. In the event that the Company (a) registers a class of Securities under Section 12 of the Exchange Act, (b) issues an offering circular meeting the requirements of Regulation A under the Securities Act or (c) commences to file reports under Section 13 or 15(d) of the Exchange Act, then at the request of any Holder who proposes to sell Securities in compliance with Rule 144, the Company shall, to the extent necessary to enable such Holder to comply with such Rule, (y) forthwith furnish to such Holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144 and (z) make available to the public and such Holders such information as will enable the Holders to make sales pursuant to Rule 144.

      SECTION 12. ASSIGNABILITY OF REGISTRATION RIGHTS. The rights set forth in this Agreement shall accrue to each subsequent Holder of Registrable Common who shall have executed a written consent agreeing to be bound by the terms and conditions of this Agreement as a party to this Agreement.

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      SECTION 13. DESIGNATION OF UNDERWRITER. In the case of any registration effected pursuant to Section 2 or 3, the managing underwriters and any other investment banking advisers engaged by the Company shall be such managing underwriters and investment banking advisors recommended by the Company's Chief Executive Officer and approved by majority vote of the Board.

      SECTION 14. MISCELLANEOUS.

      14.1 Amendment. This Agreement may be amended to add Holders to this Agreement, to grant rights to Holders under this Agreement or consent to rights of other holders of Securities of the Company, superior to, on parity with, or junior to the rights of the Holders of Registrable Common, or to effect any other amendment to or waiver under this Agreement, by a written agreement signed by all of the following:

      (a) the Company, and

      (b) the Investors holding more than 50% of the Registrable Common issued and issuable to all Investors, and

      (c) the Holders of more than 50% of the Registrable Common issued and issuable.

      14.2 Severability. In the event that any court or any governmental authority or agency declares all or any part of any Section of this Agreement to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any other Section of this Agreement, and in the event that only a portion of any Section is so declared to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate the balance of such Section.

      14.3 Successors and Assigns. All representations, warranties, covenants and agreements of the parties contained in this Agreement or made in writing in connection herewith, shall, except as otherwise provided herein, be binding upon and inure to the benefit of their respective successors and assigns. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Holders or other Holders of Securities are also for the benefit of, and enforceable by, any subsequent Holders of Securities, except any subsequent Holder who acquires any such security after such Security has been sold to the public pursuant to an effective registration statement under the Securities Act or in a sale under Rule 144.

      14.4 Notices. All communications in connection with this Agreement shall be in writing and shall be deemed properly given if hand delivered or sent by telecopier (provided that such communication is confirmed by same-day deposit in the United States mail) or overnight courier with adequate evidence of delivery or sent by registered or certified mail, return receipt requested, and, if to a Holder, addressed to such Holder's address as shown on the books of the

Company or its transfer agent, and if to the Company, at its offices at:

      Metalico, Inc.
      186 North Avenue East
      Cranford, New Jersey  07016
      Attention: Chief Executive Officer
      Fax: (908) 497-1097

or such other addresses or Persons as the recipient shall have designated to the sender by a written notice given in accordance with this Section. Any notice called for hereunder shall be deemed given when received.

      14.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements between Delaware residents entered into and to be performed entirely within Delaware.

      14.6 Counterparts. This Agreement may be executed in two or more counterparts and by facsimile signature, each of which shall be deemed an original but all of which shall together constitute one and the same Agreement. A written consent executed pursuant to Section 12 of this Agreement shall be deemed to be part of, and constitute a counterpart of, this Agreement.

      14.7 Headings. The headings used herein are solely for the convenience of the parties and shall not control or affect the meaning or construction of any provisions hereof.

      14.8 Entire Agreement. This Agreement and the other documents and agreements executed by the parties hereto on this date or referred to herein together constitute the entire agreement and understanding of the parties hereto in respect of the subject matter referred to herein and therein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

      14.9 Arbitration. Any dispute arising in connection with this Agreement shall be submitted to binding arbitration in accordance with Section 7.11 of the Exchange Agreement.

      14.10 Construction and Representation. The parties understand and acknowledge that they have each been represented by (or have had the opportunity to be represented by) counsel in connection with the preparation, execution and delivery of this Agreement. This Agreement shall not be construed against any party for having drafted it.

      IN WITNESS WHEREOF, the parties hereto have caused this Second Amended and Restated Registration Rights Agreement to be executed on the day first above written.

THE COMPANY:          METALICO, INC., a Delaware corporation

                      By:______________________________________________
                            Carlos E. Aguero, Chief Executive Officer

HOLDERS:
Investors:            APEX INVESTMENT FUND III, LP

                      By: Apex Management III, LLC, its General Partner

                      By: First Analysis Apex Management III, LLC, Managing
                      Member

                      By:______________________________________________
                            Bret R. Maxwell, Member

                      APEX STRATEGIC PARTNERS, LLC

                      By: Apex Management III, LLC, its Manager

                      By: First Analysis Apex Management III, LLC, Managing
                      Member

                      By:______________________________________________
                            Bret R. Maxwell, Member

                      INFRASTRUCTURE & ENVIRONMENTAL PRIVATE EQUITY FUND III, LP

                      By: Infrastructure and Environmental Private Equity Management LLC, its General Partner

                      By: First Analysis IEPEF Management Company III, LLC, A Member

                      By:______________________________________________
                            Bret R. Maxwell, Member

                      ENVIRONMENTAL & INFORMATION TECHNOLOGY PRIVATE EQUITY FUND III, a civil partnership with limitation of liability established under the laws of the Federal Republic of Germany

                      By: Infrastructure and Environmental Private Equity Management, LLC, its General Partner

                      By: First Analysis IEPEF Management Company III, LLC, A Member

                      By:______________________________________________
                            Bret R. Maxwell, Member

                      THE PRODUCTIVITY FUND III, L.P.

                      By: First Analysis Management Company III, LLC, its General Partner

                      By:______________________________________________
                            Bret R. Maxwell, Member

                      RFE INVESTMENT PARTNERS V, L.P.

                      By:   RFE Associates V, L.P., Its General Partner

                      By:______________________________________________
                            Title: General Partner

                      SEACOAST CAPITAL PARTNERS LIMITED PARTNERSHIP

                      By:   Seacoast I Advisors LLC, Its General Partner

                      By:______________________________________________
                            Thomas W. Gorman, Member

                      ARGENTUM CAPITAL PARTNERS, L.P.

                      By:______________________________________________
                            Walter H. Barandiaran, President
                            BR Associates, General Partner

                      ARGENTUM CAPITAL PARTNERS II, L.P., a Delaware limited partnership

                      By: Argentum Partners II, L.L.C, its General Partner

                      By: Argentum Investments, L.L.C., its Managing Member

                      By:______________________________________________
                            Walter H. Barandiaran, Managing Member

                      KITTY HAWK CAPITAL LIMITED PARTNERSHIP IV, a Delaware limited partnership

                      By: Kitty Hawk Partners Limited Liability Company IV, the
                          General Partner

                      By:______________________________________________
                      Name:____________________________________________
                      Title:___________________________________________

                      UNITED ALLOYS AND STEEL CORP.

                      By:______________________________________________
                      Name:____________________________________________
                      Title:___________________________________________

Management Holders:         ______________________________________________
                            CARLOS E. AGUERO

                            DANKRIS HOLDINGS, LLC

                            By:___________________________________________
                                  Carlos E. Aguero

                            ______________________________________________
                            MICHAEL DRURY

                            ______________________________________________
                            ERIC AND CAROL FINLAYSON